Exhibit 10.15

Void after _______, 2015	Warrant No. H-______

This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933.  This Warrant and such shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act.  This Warrant and such shares may not be transferred except upon the conditions specified in this Warrant, and no transfer of this Warrant or such shares shall be valid or effective unless and until such conditions shall have been complied with.

OHR PHARMACEUTICAL, INC.

CLASS H REDEEMABLE PURCHASE WARRANT

Ohr Pharmaceutical, Inc., a Delaware corporation (the “Company”), having its principal office at 1245 Brickyard Rd., #590, Salt Lake City, Utah  84106, hereby certifies that, for value received, ___________________, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time on or from time to time after the Commencement Date (as defined below) and before 5:00 P.M., New York City time, on January __, 2015, or as extended in accordance with the terms hereof (the “Expiration Date”), ______________ fully paid and non-assessable shares of Common Stock of the Company, at the initial Purchase Price per share (as defined below) of $0.55.  The number and character of such shares of Common Stock and the Purchase Price per share

Background.   The Company agreed to issue warrants to purchase an aggregate of up to __________ shares of Common Stock (subject to adjustment as provided herein) (the “Warrants”), as replacement warrants to investors exercising warrants in connection with the Class F Warrant Redemption letter dated December 16, 2009.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

“Additional Assets” has the meaning set forth in Section 7.

“Common Stock” shall mean stock of the Company of any class (however designated) whether now or hereafter authorized, which generally has the right to participate in the voting and in the distribution of earnings and assets of the Company without limit as to amount or percentage, which as of the date of this Warrant shall mean the Company’s Common Stock, no par value per share.

 “Company” includes the Company and any corporation which shall succeed to or assume the obligations of the Company hereunder. The term “corporation” shall include an association, joint stock company, business trust, limited liability company or other similar organization.

“Commencement Date” means the Original Issue Date.

“Convertible Securities” means (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities.

“Exchange Act” means the Securities Exchange Act of 1934 as the same shall be in effect at the time.

“Excluded Stock” shall mean (i) all shares of Common Stock issued or issuable to employees, directors or consultants pursuant to any equity compensation plan that is in effect on the date of this Warrant, (ii) all shares of Common Stock issued or issuable to employees or directors pursuant to any equity compensation plan approved by the stockholders of the Company after the date of this Warrant, (iii) all shares of Common Stock issued or issuable to employees, directors or consultants as bona fide compensation for business services rendered, not compensation for fundraising activities, (iv) all shares of Common Stock issued or issuable to bona fide leasing companies, strategic partners, or major lenders, (v) all shares of Common Stock issued or issuable as the purchase price in a bona fide acquisition or merger (including reasonable fees paid in connection therewith) or (vi) all Warrant Shares (as defined in the Subscription Agreement), Additional Warrants (as defined in the Subscription Agreement) and shares issued upon conversion or exercise of other Convertible Securities outstanding on the date hereof.

“Fair Market Value” of assets or securities (other than Common Stock) shall mean the fair market value as reasonably determined by the Board of Directors of the Company in good faith in accordance with generally accepted accounting principles.

“Holder” means any record owner of Warrants or Underlying Securities.

“Market Price” at any date shall be deemed to be (i) if the principal trading market for such securities is The Nasdaq SmallCap Market or another exchange, the high reported sale price per share of Common Stock on the date immediately before the date of determination, (ii) if the principal market for the Common Stock is the over-the-counter market, the high reported sale price per share of Common Stock on the date immediately before the date of determination or, (iii) if the Common Stock is not quoted by such over-the-counter market, the average of the mean of the bid and asking prices per share on such trading day as set forth in the National Quotation Bureau sheet listing such securities for such day.  Notwithstanding the foregoing, if there is no reported high sale price, as the case may be, reported on the trading day preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be the average of the high bid and asked prices for such day; and if there is no reported high bid and asked prices, as the case may be, reported on the trading day preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it or in the event of a dispute of the determination of the Board of Directors of the Company provided in clause (b) above, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen by the Company and reasonably acceptable to a majority in interest of the holders of Warrants from a panel of persons qualified by education and training to pass on the matter to be decided.

“Merger” has the meaning set forth in the Subscription Agreement.

“New Purchase Price” has the meaning set forth in Section 7.

“Offering” has the meaning set forth in the Background of this Warrant.

“Options” means rights, warrants or options to subscribe for, purchase or otherwise acquire Common Stock.

“Original Issue Date” means January__, 2010.

“Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 or otherwise.

“Purchase Price per share” means $0.55 per share, as adjusted from time to time in accordance with the terms hereof.

“Ratchet Issuance” has the meaning set forth in Section 7.

“Ratchet Price” means $0.18 per share as adjusted from time to time in the same manner as adjustments to the Purchase Price per Share set forth in Section 5.

“Registered” and “registration” refer to a registration effected by filing a registration statement in compliance with the Securities Act, to permit the disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

“Securities Act” means the Securities Act of 1933 as the same shall be in effect at the time.

“Underlying Securities” means any Common Stock or Other Securities issued or issuable upon exercise of Warrants.

“Warrant” means, as applicable, this Warrant or each right as set forth in this Warrant to purchase one share of Common Stock, as adjusted.

1. Registration, etc.  The Holder shall have the rights to registration of Underlying Securities issuable upon exercise of the Warrants that are set forth in the Subscription Agreement.

2. Sale or Exercise Without Registration.  If, at the time of any exercise, transfer or surrender for exchange of a Warrant or of Underlying Securities previously issued upon the exercise of Warrants, such Warrant or Underlying Securities shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the Holder or transferee of such Warrant or Underlying Securities, as the case may be, furnish to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall at all times be within the control of such Holder or transferee, as the case may be, and provided further that nothing contained in this Section 2 shall relieve the Company from complying with its obligations concerning registration of Underlying Securities pursuant to the Subscription Agreement.

3. Exercise of Warrant.

3.1. Exercise in Full.  Subject to the provisions hereof, this Warrant may be exercised in full by the Holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such Holder, to the Company at its principal office accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant by the Purchase Price per share, after giving effect to all adjustments through the date of exercise.

3.2. Partial Exercise.  Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 3.1 except that the amount payable by the Holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the Holder in the subscription at the end hereof by (b) the Purchase Price per share.  Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder in the subscription at the end hereof.

3.3. Company to Reaffirm Obligations.  The Company will, at the time of any exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights (including, without limitation, any right to registration of the Underlying Securities) to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such Holder any such rights.

3.4. Certain Exercises.  If an exercise of a Warrant or Warrants is to be made in connection with a registered public offering or sale of the Company, such exercise may, at the election of the Holder, be conditioned on the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed effective until the consummation of such transaction.

4. Delivery of Stock Certificates, etc., on Exercise.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three business days after delivery or surrender of all documents and instruments required to be delivered or surrendered to the Company for such exercise, including payment of the exercise price in cash or securities in accordance with this Warrant, the Company at its own expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock or Other Securities to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current Market Price of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 5 or otherwise.

5. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc.  In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or, if applicable, Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor:

(a) other or additional stock or other securities or property (other than cash) by way of dividend, or

(b) any cash paid or payable (including, without limitation, by way of dividend), or

(c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, then, and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 3, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5 which such Holder would hold on the date of such exercise if on the Original Issue Date such Holder had been the Holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5 receivable by such Holder as aforesaid) during such period, giving effect to all adjustments called for during such period by Sections 6 and 7 hereof.  If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, the Purchase Price per share shall be increased, and the number of shares of Common Stock purchasable under this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

6. Reorganization, Consolidation, Merger, etc.  In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the Holder of this Warrant, upon the exercise hereof as provided in Section 3 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Underlying Securities issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof. The Company shall not effect any such reorganization, consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to each Holder the shares of stock, cash, other securities or assets to which, in accordance with the foregoing provisions, each Holder may be entitled to and all other obligations of the Company under this Warrant. In any such case, if necessary, the provisions set forth in this Section 6 with respect to the rights thereafter of the Holders shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any Other Securities or assets thereafter deliverable on the exercise of the Warrants.

7. Other Adjustments.

7.1. General.  Other than as set forth in Sections 5 and 6, if, on or before the second anniversary of the Original Issue Date, the Company shall issue any Common Stock other than Excluded Stock for a consideration per share (determined as set forth below) less than the Ratchet Price per share in effect immediately prior to the issuance of such Common Stock (the “Ratchet Issuance”), the Purchase Price per share in effect immediately prior to each issuance shall forthwith be reduced to a new Purchase Price per share determined by dividing (x) the sum of (I) the consideration received by the Company in such issue less (II) the Fair Market Value of any securities or other assets transferred by the Company in units or otherwise together with such Common Stock (“Additional Assets”), by (y) the number of shares of Common Stock (not including shares issuable upon conversion or exercise of Additional Assets) issued in the Ratchet Issuance (the “New Purchase Price”).

7.2.  Convertible Securities.  (a)  In case the Company shall issue or sell any Convertible Securities (including without limitation Additional Assets), other than Excluded Stock, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the then current aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all of such Convertible Securities.

(b) If the price per share so determined shall be less than the applicable Purchase Price per share, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases or decrease or decreases, with the passage of time, in the amount of additional consideration, if any, to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the adjusted Purchase Price per share shall, forthwith upon any such increase or decrease becoming effective, be readjusted to reflect the same, and provided further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were issued or sold upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all of such Convertible Securities which shall have been converted or exchanged.

7.3. Rights and Options.  (a)  In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock, other than Excluded Stock, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the then current amount of additional consideration payable to the Company upon the exercise of such rights or options, by (ii) the maximum number of shares of Common Stock of the Company issuable upon the exercise of such rights or options.

(b) If the price per share so determined shall be less than the applicable Purchase Price per share, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such rights or options shall by their terms provide for an increase or increases or decrease or decreases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted Purchase Price per share shall, forthwith upon any such increase or decrease becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

7.4. Other Securities. If any event occurs as to which the provisions of this Warrant are strictly applicable and the application thereof would not fairly protect the rights of the Holders in accordance with the essential intent and principles of such provisions, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as the Board of Directors, in good faith, determines to be reasonably necessary to protect such rights as aforesaid.  In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in Sections 5, 6 and 7, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and the Purchase Price per share shall be adjusted in such manner as the Board of Directors, in good faith, determines to be equitable in the circumstances.  In furtherance and not in limitation of the foregoing, if any event occurs of the type contemplated by Section 7 but not expressly provided for by such Section (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights or arrangements with equity features), then the Company’s Board of Directors shall make an appropriate adjustment in the Purchase Price per share and the number of shares of Common Stock or Other Securities issuable upon the exercise of a Warrant so as to protect the rights of the Holders of such Warrants.  No adjustment made pursuant to this Section 7 shall increase the Purchase Price per share or decrease the number of shares of Common Stock or Other Securities issuable upon exercise of the Warrants.

8. Further Assurances.  The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding.

9. Officer’s Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding, including a statement of: (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold; (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding; and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant.  The Company will forthwith mail a copy of such certificate to each Holder.

10. Notices of Record Date, etc.  In the event of

(a) any taking by the Company of a record of its stockholders for the purpose of determining the stockholders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

(b) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

(c) any proposed issue or grant by the Company of any Common Stock, Convertible Securities or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each Holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Underlying Securities shall be entitled to exchange their shares of Underlying Securities for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made.  Such notice shall be mailed at least 20 days prior to the date therein specified.

11. Reservation of Stock, etc., Issuable on Exercise of Warrants.  The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

12. Listing on Securities Exchanges; Registration; Issuance of Certain Securities.

12.1. In furtherance and not in limitation of any other provision of this Warrant, during any period of time in which the Company’s Common Stock is listed on The Nasdaq SmallCap Market or any other national securities exchange, the Company will, at its expense, simultaneously list on The Nasdaq SmallCap Market or such exchange, upon official notice of issuance upon the exercise of the Warrants, and maintain such listing, all shares of Common Stock from time to time issuable upon the exercise of the Warrants; and the Company will so list on The Nasdaq SmallCap Market or any other national securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on The Nasdaq SmallCap Market or any other national securities exchange by the Company.

12.2. Until the shares issuable upon exercise of this Warrant have been resold publicly pursuant to a registration statement or under Rule 144, the Company shall not issue any (a) Convertible Securities or similar securities that contain a provision that provides for any change or determination of the applicable conversion price, conversion rate, or exercise price (or a similar provision which might have a similar effect) based on the Market Price or any other determination of the market price or value of the Company’s securities or any other market based or contingent standard, such as so-called “toxic” or “death spiral” convertible securities; provided, however, that this prohibition shall not include Convertible Securities or similar securities the conversion or exercise price or conversion rate of which is fixed on the date of issuance or subject to adjustment based upon the issuance by the Company of additional securities, including without limitation, standard anti-dilution adjustment provisions which are not based on calculations of the Market Price or other variable valuations; and provided, further, that in no event shall this provision be deemed to prohibit the transactions contemplated in the Offering; or (b) any preferred stock, debt instruments or similar securities or investment instruments providing for (i) preferences or other payments substantially in excess of the original investment by purchasers thereof or (ii) dividends, interest or similar payments other than dividends, interest or similar payments computed on an annual basis and not in excess, directly or indirectly, of the lesser of a rate equal to (A) twice the interest rate on 10 year US Treasury Notes and (B) 20%.

13. Exchange of Warrants.  Subject to the provisions of Section 2 hereof, upon surrender for exchange of any Warrant, properly endorsed, to the Company, as soon as practicable (and in any event within three business days) the Company at its own expense will issue and deliver to or upon the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

14. Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

15. Warrant Agent.  The Company may, by written notice to each Holder of a Warrant, appoint an agent (the “Warrant Agent”) having an office in New York, New York, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to Section 3, exchanging Warrants pursuant to Section 13, replacing Warrants pursuant to Section 14, redeeming Warrants pursuant to Section 22, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

16. Remedies.  The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

17. Negotiability, etc.  Subject to Section 2 above, this Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

(a) subject to the provisions hereof, title to this Warrant may be transferred by endorsement (by the Holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

(b) subject to the foregoing, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

(c) until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

18. Notices, etc.  All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder, or, until an address is so furnished, to and at the address of the last Holder of this Warrant who has so furnished an address to the Company.

19. Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holders of outstanding Warrants to purchase a majority of the shares of Common Stock underlying all the outstanding Warrants.  This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

20. Assignability.  Subject to Section 2 hereof, this Warrant is fully assignable at any time.

21. Amendments.  This Warrant may not be amended, modified or terminated, and no rights or provisions may be waived, except with (a) the written consent of the Holder and the Company or (b) in the event that all Warrants issued under the Unit Subscription Agreement are to be amended in like fashion, a majority in interest of the holders of all such Warrants and the Company.

22. Redemption Of Warrant.

22.1. Redemption Price. Warrants may be redeemed at the option of the Company, beginning six months after the Original Issue Date following a period of 10 consecutive trading days where the Market Price of the Common Stock exceeds $1.10, on notice as set forth in Section 22.2 , and at a redemption price equal to $.01 per Warrant.

22.2. Notice of Redemption.  In the case of any redemption of Warrants, the Company or a Warrant Agent in the name of and at the expense of the Company shall give notice of such redemption to the holders of the Warrants to be redeemed as hereinafter provided in this Section 22.2. Notice of redemption to the holders of Warrants shall be given by mailing by first-class mail a notice of such redemption within 10 business days following the 10 consecutive trading day period referenced in Section 22.1 and not less than 30 days prior to the date fixed for redemption.  Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice.  In any case, failure duly to give such notice, or any defect in such notice, to the holder of any Warrant shall not affect the validity of the proceedings for the redemption of Warrants represented by any other Warrant.  Each such notice shall specify the date fixed for redemption, the place of redemption and the redemption price of $.01 at which each Warrant is to be redeemed, and shall state that payment of the redemption price of the Warrants will be made on surrender of the Warrants at such place of redemption, and that if not exercised by the close of business on the date fixed for redemption, the exercise rights of the Warrants identified for redemption shall expire unless extended by the Company.  Such notice shall also state the current Exercise Price and the date on which the right to exercise the Warrants will expire unless extended by the Company.

22.3. Payment of Warrants on Redemption; Deposit of Redemption Price.  If notice of redemption shall have been given as provided in Section 22.2, the redemption price of $.01 per Warrant shall, unless the Warrant is theretofore exercised pursuant to the terms hereof, become due and payable on the date and at the place stated in such notice.  On and after such date of redemption, provided that cash sufficient for the redemption thereof shall then be deposited by the Company with the Warrant Agent or a bank located in New York having more than $250,000,000 in assets for that purpose, the exercise rights of the Warrants identified for redemption shall expire.  On presentation and surrender of Warrants at such place of payment in such notice specified, the Warrants identified for redemption shall be paid and redeemed at the redemption price of $.01 per Warrant. Prior to the date fixed for redemption, the Company shall deposit with the Warrant Agent an amount of money sufficient to pay the redemption price of all the Warrants identified for redemption.  Any monies which shall have been deposited with the Warrant Agent or such bank for redemption of Warrants and which are not required for that purpose by reason of exercise of Warrants shall be repaid to the Company upon delivery to the Warrant Agent or such bank of evidence satisfactory to it of such exercise.

OHR PHARMACEUTICAL, INC.

Dated: January ___, 2010	By:
Name
Title
Attest:___________________________

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To: Ohr Pharmaceutical, Inc.

The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, shares of Common Stock of Ohr Pharmaceutical, Inc., and herewith makes payment therefor:

(i) of $          *    or

(ii) by surrender of the number of Warrants included in the within Warrant required for full exercise pursuant to Section 3.3 of the Warrant, and requests that the certificates for such shares be issued in the name of, and delivered to, ___________________, whose address is _______________________.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

(Address)

*
Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

FORM OF ASSIGNMENT
(To be signed only upon transfer of Warrant)

For value received, the undersigned hereby sells, assigns and transfers unto _________________________ the right represented by the within Warrant to purchase _________ of Common Stock of Ohr

Pharmaceutical, Inc.  to which the within Warrant relates, and appoints ______________________________ Attorney to transfer such right on the books of Ohr Pharmaceutical, Inc. with full power of substitution in the premises.  The Warrant being transferred hereby is one of the Warrants issued by Ohr Pharmaceutical, Inc. as of _________, 2010 to purchase an aggregate of up to _________ shares of Common Stock.

Dated:_______________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

(Address)

____________________________________________
Signature guaranteed by a Bank
or Trust Company having its
principal office in New York City
or by a Member Firm of the New
York or American Stock Exchange